EXHIBIT A

A consolidating statement of income and surplus of the Claimant and its subsidiary companies for the last calendar year, together with a consolidating balance sheet of Claimant and its subsidiary companies as of the close of such calendar year.

Unaudited consolidating statements of operations and surplus of the Claimant's subsidiary companies (i.e., PG&E Corporation and its subsidiaries) for 2004, together with unaudited consolidating balance sheets of Claimant's subsidiary companies as of the close of such periods, are attached as Exhibit A.

On July 8, 2003, National Energy & Gas Transmission, Inc., or NEGT, formerly known as PG&E National Energy Group, Inc., a subsidiary of PG&E Corporation, filed a voluntary petition for relief under the provisions of Chapter 11 in the U.S. Bankruptcy Court for the District of Maryland, Greenbelt Division. In anticipation of NEGT's Chapter 11 filing, PG&E Corporation's representatives, who previously served as directors of NEGT, resigned on July 7, 2003 and were replaced with directors who are not affiliated with PG&E Corporation. As a result, PG&E Corporation no longer retained significant influence over NEGT. Effective July 8, 2003, NEGT's results were no longer consolidated with those of PG&E Corporation and on October 29, 2004, NEGT's plan of reorganization became effective, at which time NEGT emerged from Chapter 11 and PG&E Corporation's equity ownership in NEGT was cancelled. At December 31, 2004, PG&E Corporation owned only PG&E National Energy Group, LLC, previously the holding company for all of NEGT. Accordingly, the unaudited consolidating statements of operations and surplus, together with unaudited consolidating balance sheets of NEGT and its subsidiaries are not included in Exhibit A.

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Re- classifications	Subtotal	PG&E Corporation	Total Subsidiaries

Operating Revenues
Electric	$7,867	$-	$7,867	$-	$7,867
Natural Gas	3,213	(1)	3,214	-	3,214

Total operating revenues	11,080	(1)	11,081	-	11,081

Operating Expenses
Cost of electricity	2,770	-	2,770	-	2,770
Cost of natural gas	1,724	-	1,724	-	1,724
Operating and maintenance	2,865	-	2,865	22	2,843
Recognition of regulatory assets	(4,900)	-	(4,900)	-	(4,900)
Depreciation, amortization and decommissioning	1,497	-	1,497	3	1,494
Reorganization professional fees and expenses	6	-	6	-	6

Total operating expenses	3,962	-	3,962	25	3,937

Operating Income (Loss)	7,118	(1)	7,119	(25)	7,144
Reorganization interest income	8	-	8	-	8
Interest income	55	(2)	57	15	42
Interest expense	(797)	2	(799)	(132)	(667)
Equity in earnings of subsidiaries	-	(3,959)	3,959	3,959	-
Other income (expense), net	(98)	-	(98)	(91)	(7)

Income (Loss) Before Income Taxes	6,286	(3,960)	10,246	3,726	6,520
Income tax provision (benefit)	2,466	(1)	2,467	(94)	2,561

Income (Loss) From Continuing Operations	3,820	(3,959)	7,779	3,820	3,959
Discontinued Operations
Gain on disposal of NEGT (net of income tax expense of $374 million)	684	-	684	684	-

Net Income (Loss)	$4,504	$(3,959)	$8,463	$4,504	$3,959

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC

Operating Revenues
Electric	$7,867	$-	$-	$-	$-
Natural Gas	3,213	1	-	-	-

Total operating revenues	11,080	1	-	-	-

Operating Expenses
Cost of electricity	2,770	-	-	-	-
Cost of natural gas	1,724	-	-	-	-
Operating and maintenance	2,842	1	-	-	-
Recognition of regulatory assets	(4,900)	-	-	-	-
Depreciation, amortization and decommissioning	1,494	-	-	-	-
Reorganization professional fees and expenses	6	-	-	-	-

Total operating expenses	3,936	1	-	-	-

Operating Income (Loss)	7,144	-	-	-	-
Reorganization interest income	8	-	-	-	-
Interest income	42	-	-	-	-
Interest expense	(667)	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	(5)	-	-	-	-

Income (Loss) Before Income Taxes	6,522	-	-	-	-
Income tax provision (benefit)	2,561	-	-	-	-

Income (Loss) From Continuing Operations	3,961	-	-	-	-
Discontinued Operations
Gain on disposal of NEGT (net of income tax expense of $374 million)	-	-	-	-	-

Net Income (Loss)	$3,961	$-	$-	$-	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E National Energy Group, LLC	PG&E Ventures, LLC (Consolidated)

Operating Revenues
Electric	$-	$-
Natural Gas	-	-

Total operating revenues	-	-

Operating Expenses
Cost of electricity	-	-
Cost of natural gas	-	-
Operating and maintenance	-	-
Recognition of regulatory assets	-	-
Depreciation, amortization and decommissioning	-	-
Reorganization professional fees and expenses	-	-

Total operating expenses	-	-

Operating Income (Loss)	-	-
Reorganization interest income	-	-
Interest income	-	-
Interest expense	-	-
Equity in earnings of subsidiaries	-	-
Other income (expense), net	-	(2)

Income (Loss) Before Income Taxes	-	(2)
Income tax provision (benefit)	-	-

Income (Loss) From Continuing Operations	-	(2)
Discontinued Operations
Gain on disposal of NEGT (net of income tax expense of $374 million)	-	-

Net Income (Loss)	$-	$(2)

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Subtotal	PG&E Ventures, LLC	PG&E Telecom, LLC (Consolidated)

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural Gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Recognition of regulatory assets	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	2	(2)	(2)	-
Other income (expense), net	(2)	-	(2)	-	-

Income (Loss) Before Income Taxes	(2)	2	(4)	(2)	-
Income tax provision (benefit)	-	-	-	-	-

Income (Loss) From Continuing Operations	(2)	2	(4)	(2)	-
Discontinued Operations
Gain on disposal of NEGT (net of income tax expense of $374 million)	-	-	-	-	-

Net Income (Loss)	$(2)	$2	$(4)	$(2)	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
Pacific Venture Capital, LLC (Consolidated)

Operating Revenues
Electric	$-
Natural Gas	-

Total operating revenues	-

Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Recognition of regulatory assets	-
Depreciation, amortization and decommissioning	-
Reorganization professional fees and expenses	-

Total operating expenses	-

Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	(2)

Income (Loss) Before Income Taxes	(2)
Income tax provision (benefit)	-

Income (Loss) From Continuing Operations	(2)
Discontinued Operations
Gain on disposal of NEGT (net of income tax expense of $374 million)	-

Net Income (Loss)	$(2)

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Subtotal	PG&E Telecom, LLC	PG&E Capital, LLC

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural Gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Recognition of regulatory assets	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	-	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-

Income (Loss) From Continuing Operations	-	-	-	-	-
Discontinued Operations
Gain on disposal of NEGT (net of income tax expense of $374 million)	-	-	-	-	-

Net Income (Loss)	$-	$-	$-	$-	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
PG&E Telecom Holdings, LLC

Operating Revenues
Electric	$-
Natural Gas	-

Total operating revenues	-

Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Recognition of regulatory assets	-
Depreciation, amortization and decommissioning	-
Reorganization professional fees and expenses	-

Total operating expenses	-

Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	-

Income (Loss) Before Income Taxes	-
Income tax provision (benefit)	-

Income (Loss) From Continuing Operations	-
Discontinued Operations
Gain on disposal of NEGT (net of income tax expense of $374 million)	-

Net Income (Loss)	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Subtotal	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural Gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Recognition of regulatory assets	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	2	(2)	(2)	-
Other income (expense), net	(2)	-	(2)	-	(2)

Income (Loss) Before Income Taxes	(2)	2	(4)	(2)	(2)
Income tax provision (benefit)	-	-	-	-	-

Income (Loss) From Continuing Operations	(2)	2	(4)	(2)	(2)
Discontinued Operations
Gain on disposal of NEGT (net of income tax expense of $374 million)	-	-	-	-	-

Net Income (Loss)	$(2)	$2	$(4)	$(2)	$(2)

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Re- classifications	Subtotal	PG&E Corporation	Total Subsidiaries

ASSETS
Current Assets
Cash and cash equivalents	$972	$-	$972	$183	$789
Restricted cash	1,980	-	1,980	-	1,980
Accounts receivable:
Customers	2,085	-	2,085	-	2,085
Related parties	-	(26)	26	22	4
Regulatory balancing accounts	1,021	-	1,021	-	1,021
Inventories:
Gas stored underground	175	-	175	-	175
Materials and supplies	129	-	129	-	129
Prepaid expenses and other	46	-	46	3	43

Total current assets	6,408	(26)	6,434	208	6,226

Property, Plant and Equipment
Electric	21,519	-	21,519	-	21,519
Gas	8,526	-	8,526	-	8,526
Construction work in progress	449	-	449	-	449
Other	15	-	15	15	-

Total property, plant and equipment	30,509	-	30,509	15	30,494
Accumulated depreciation	(11,520)	-	(11,520)	(13)	(11,507)

Net property, plant and equipment	18,989	-	18,989	2	18,987

Other Noncurrent Assets
Investment in subsidiaries	-	(8,851)	8,851	8,851	-
Regulatory assets	6,526	-	6,526	-	6,526
Nuclear decommissioning funds	1,629	-	1,629	-	1,629
Other	988	(717)	1,705	45	1,660

Total other noncurrent assets	9,143	(9,568)	18,711	8,896	9,815

TOTAL ASSETS	$34,540	$(9,594)	$44,134	$9,106	$35,028

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Re- classifications	Subtotal	PG&E Corporation	Total Subsidiaries

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short term borrowings	$300	$-	$300	$-	$300
Long-term debt, classified as current	758	1	757	-	757
Current portion of rate reduction bonds	290	-	290	-	290
Accounts payable:
Related parties	-	(25)	25	3	22
Trade creditors	762	-	762	-	762
Disputed claims	2,142	-	2,142	-	2,142
Regulatory balancing accounts	369	-	369	-	369
Other	352	-	352	15	337
Interest payable	461	-	461	-	461
Income taxes payable	185	-	185	83	102
Deferred income taxes	394	(6)	400	23	377
Other	905	4	901	30	871

Total current liabilities	6,918	(26)	6,944	154	6,790

Noncurrent Liabilities
Long-term debt	7,323	-	7,323	280	7,043
Rate reduction bonds	580	-	580	-	580
Regulatory liabilities	4,035	-	4,035	-	4,035
Asset retirement obligations	1,301	-	1,301	-	1,301
Deferred income taxes	3,531	-	3,531	(98)	3,629
Deferred tax credits	121	-	121	-	121
Preferred stock of subsidiary with mandatory redemption provisions	122	-	122	-	122
Other	1,690	1	1,689	134	1,555

Total noncurrent liabilities	18,703	1	18,702	316	18,386

Commitments and Contingencies
Preferred Stock of Subsidiaries	286	286	-	-	-

Preferred Stock	-	(294)	294	-	294
Common Shareholders' Equity
Common stock	6,518	(4,393)	10,911	6,518	4,393
Common stock held by subsidiary	(718)	475	(1,193)	(718)	(475)
Unearned compensation	(26)	-	(26)	(26)	-
Accumulated earnings (deficit)	2,863	(5,643)	8,506	2,863	5,643
Accumulated other comprehensive loss	(4)	-	(4)	(1)	(3)

Total common shareholders' equity	8,633	(9,561)	18,194	8,636	9,558

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,540	$(9,594)	$44,134	$9,106	$35,028

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC

ASSETS
Current Assets
Cash and cash equivalents	$783	$-	$-	$-	$-
Restricted cash	1,980	-	-	-	-
Accounts receivable:
Customers	2,085	-	-	-	-
Related parties	2	2	-	-	-
Regulatory balancing accounts	1,021	-	-	-	-
Inventories:
Gas stored underground	175	-	-	-	-
Materials and supplies	129	-	-	-	-
Prepaid expenses and other	43	-	-	-	-

Total current assets	6,218	2	-	-	-

Property, Plant and Equipment
Electric	21,519	-	-	-	-
Gas	8,526	-	-	-	-
Construction work in progress	449	-	-	-	-
Other	-	-	-	-	-

Total property, plant and equipment	30,494	-	-	-	-
Accumulated depreciation	(11,507)	-	-	-	-

Net property, plant and equipment	18,987	-	-	-	-

Other Noncurrent Assets
Investment in subsidiaries	-	-	-	-	-
Regulatory assets	6,526	-	-	-	-
Nuclear decommissioning funds	1,629	-	-	-	-
Other	942	-	-	718	-

Total other noncurrent assets	9,097	-	-	718	-

TOTAL ASSETS	$34,302	$2	$-	$718	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short term borrowings	$300	$-	$-	$-	$-
Long-term debt, classified as current	757	-	-	-	-
Current portion of rate reduction bonds	290	-	-	-	-
Accounts payable:
Related parties	20	2	-	-	-
Trade creditors	762	-	-	-	-
Disputed claims	2,142	-	-	-	-
Regulatory balancing accounts	369	-	-	-	-
Other	337	-	-	-	-
Interest payable	461	-	-	-	-
Income taxes payable	102	-	-	-	-
Deferred income taxes	377	-	-	-	-
Other	869	-	-	-	-

Total current liabilities	6,786	2	-	-	-

Noncurrent Liabilities
Long-term debt	7,043	-	-	-	-
Rate reduction bonds	580	-	-	-	-
Regulatory liabilities	4,035	-	-	-	-
Asset retirement obligations	1,301	-	-	-	-
Deferred income taxes	3,629	-	-	-	-
Deferred tax credits	121	-	-	-	-
Preferred stock of subsidiary with mandatory redemption provisions	122	-	-	-	-
Other	1,555	-	-	-	-

Total noncurrent liabilities	18,386	-	-	-

Commitments and Contingencies
Preferred Stock of Subsidiaries	-	-	-	-	-

Preferred Stock	294	-	-	-	-
Common Shareholders' Equity
Common stock	3,647	-	-	718	-
Common stock held by subsidiary	(475)	-	-	-	-
Unearned compensation	-	-	-	-	-
Accumulated earnings (deficit)	5,667	-	-	-	-
Accumulated other comprehensive loss	(3)	-	-	-	-

Total common shareholders' equity	8,836	-	-	718	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,302	$2	$-	$718	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E National Energy Group, LLC	PG&E Ventures, LLC (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$-	$6
Restricted cash	-	-
Accounts receivable:
Customers	-	-
Related parties	-	-
Regulatory balancing accounts	-	-
Inventories:
Gas stored underground	-	-
Materials and supplies	-	-
Prepaid expenses and other	-	-

Total current assets	-	6

Property, Plant and Equipment
Electric	-	-
Gas	-	-
Construction work in progress	-	-
Other	-	-

Total property, plant and equipment	-	-
Accumulated depreciation	-	-

Net property, plant and equipment	-	-

Other Noncurrent Assets
Investment in subsidiaries	-	-
Regulatory assets	-	-
Nuclear decommissioning funds	-	-
Other	-	-

Total other noncurrent assets	-	-

TOTAL ASSETS	$-	$6

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E National Energy Group, LLC	PG&E Ventures, LLC (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short term borrowings	$-	$-
Long-term debt, classified as current	-	-
Current portion of rate reduction bonds	-	-
Accounts payable:
Related parties	-	-
Trade creditors	-	-
Disputed claims	-	-
Regulatory balancing accounts	-	-
Other	-	-
Interest payable	-	-
Income taxes payable	-	-
Deferred income taxes	-	-
Other	-	2

Total current liabilities	-	2

Noncurrent Liabilities
Long-term debt	-	-
Rate reduction bonds	-	-
Regulatory liabilities	-	-
Asset retirement obligations	-	-
Deferred income taxes	-	-
Deferred tax credits	-	-
Preferred stock of subsidiary with mandatory redemption provisions	-	-
Other	-	-

Total noncurrent liabilities	-	-

Commitments and Contingencies
Preferred Stock of Subsidiaries	-	-

Preferred Stock	-	-
Common Shareholders' Equity
Common stock	-	28
Common stock held by subsidiary	-	-
Unearned compensation	-	-
Accumulated earnings (deficit)	-	(24)
Accumulated other comprehensive loss	-	-

Total common shareholders' equity	-	4

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$6

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Subtotal	PG&E Ventures, LLC	PG&E Telecom, LLC (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$6	$-	$6	$-	$6
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	6	-	6	-	6

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investment in subsidiaries	-	(5)	5	5	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	(5)	5	5	-

TOTAL ASSETS	$6	$(5)	$11	$5	$6

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Subtotal	PG&E Ventures, LLC	PG&E Telecom, LLC (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Related parties	-	-	-	-	-
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	2	-	2		2

Total current liabilities	2	-	2	-	2

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock of subsidiary with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Commitments and Contingencies
Preferred Stock of Subsidiaries	-	-	-	-	-

Preferred Stock	-	-	-	-	-
Common Shareholders' Equity
Common stock	28	(28)	56	29	15
Common stock held by subsidiary	-	-	-	-	-
Unearned compensation	-	-	-	-	-
Accumulated earnings (deficit)	(24)	23	(47)	(24)	(11)
Accumulated other comprehensive loss	-	-	-	-	-

Total common shareholders' equity	4	(5)	9	5	4

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6	$(5)	$11	$5	$6

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
Pacific Venture Capital, LLC (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$-
Restricted cash	-
Accounts receivable:
Customers	-
Related parties	-
Regulatory balancing accounts	-
Inventories:
Gas stored underground	-
Materials and supplies	-
Prepaid expenses and other	-

Total current assets	-

Property, Plant and Equipment
Electric	-
Gas	-
Construction work in progress	-
Other	-

Total property, plant and equipment	-
Accumulated depreciation	-

Net property, plant and equipment	-

Other Noncurrent Assets
Investment in subsidiaries	-
Regulatory assets	-
Nuclear decommissioning funds	-
Other	-

Total other noncurrent assets	-

TOTAL ASSETS	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
Pacific Venture Capital, LLC (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short term borrowings	$-
Long-term debt, classified as current	-
Current portion of rate reduction bonds	-
Accounts payable:
Related parties	-
Trade creditors	-
Disputed claims	-
Regulatory balancing accounts	-
Other	-
Interest payable	-
Income taxes payable	-
Deferred income taxes	-
Other	-

Total current liabilities	-

Noncurrent Liabilities
Long-term debt	-
Rate reduction bonds	-
Regulatory liabilities	-
Asset retirement obligations	-
Deferred income taxes	-
Deferred tax credits	-
Preferred stock of subsidiary with mandatory redemption provisions	-
Other	-

Total noncurrent liabilities	-

Commitments and Contingencies
Preferred Stock of Subsidiaries	-

Preferred Stock	-
Common Shareholders' Equity
Common stock	12
Common stock held by subsidiary	-
Unearned compensation	-
Accumulated earnings (deficit)	(12)
Accumulated other comprehensive loss	-

Total common shareholders' equity	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Subtotal	PG&E Telecom, LLC	PG&E Capital, LLC

ASSETS
Current Assets
Cash and cash equivalents	$6	$-	$6	$6	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	6	-	6	6	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investment in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$6	$-	$6	$6	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Subtotal	PG&E Telecom, LLC	PG&E Capital, LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Related parties	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	2	-	2	2	-

Total current liabilities	2	-	2	2	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock of subsidiary with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies
Preferred Stock of Subsidiaries	-	-	-	-	-

Preferred Stock	-	-	-	-	-
Common Shareholders' Equity
Common stock	15	-	15	15	-
Common stock held by subsidiary	-	-	-	-	-
Unearned compensation	-	-	-	-	-
Accumulated earnings (deficit)	(11)	-	(11)	(11)	-
Accumulated other comprehensive loss	-	-	-	-	-

Total common shareholders' equity	4	-	4	4	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6	$-	$6	$6	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
PG&E Telecom Holdings, LLC

ASSETS
Current Assets
Cash and cash equivalents	$-
Restricted cash	-
Accounts receivable:
Customers	-
Related parties	-
Regulatory balancing accounts	-
Inventories:
Gas stored underground	-
Materials and supplies	-
Prepaid expenses and other	-

Total current assets	-

Property, Plant and Equipment
Electric	-
Gas	-
Construction work in progress	-
Other	-

Total property, plant and equipment	-
Accumulated depreciation	-

Net property, plant and equipment	-

Other Noncurrent Assets
Investment in subsidiaries	-
Regulatory assets	-
Nuclear decommissioning funds	-
Other	-

Total other noncurrent assets	-

TOTAL ASSETS	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
PG&E Telecom Holdings, LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short term borrowings	$-
Long-term debt, classified as current	-
Current portion of rate reduction bonds	-
Accounts payable:
Related parties	-
Trade creditors	-
Regulatory balancing accounts	-
Other	-
Interest payable	-
Income taxes payable	-
Other	-

Total current liabilities	-

Noncurrent Liabilities
Long-term debt	-
Rate reduction bonds	-
Regulatory liabilities	-
Asset retirement obligations	-
Deferred income taxes	-
Deferred tax credits	-
Preferred stock of subsidiary with mandatory redemption provisions	-
Other	-

Total noncurrent liabilities	-

Commitments and Contingencies
Preferred Stock of Subsidiaries	-

Preferred Stock	-
Common Shareholders' Equity
Common stock	-
Common stock held by subsidiary	-
Unearned compensation	-
Accumulated earnings (deficit)	-
Accumulated other comprehensive loss	-

Total common shareholders' equity	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Subtotal	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investment in subsidiaries	-	(1)	1	1	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	(1)	1	1	-

TOTAL ASSETS	$-	$(1)	$1	$1	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Subtotal	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Related parties	-	-	-	-	-
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock of subsidiary with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Commitments and Contingencies
Preferred Stock of Subsidiaries	-	-	-	-	-

Preferred Stock	-	-	-	-	-
Common Shareholders' Equity
Common stock	12	(6)	18	13	5
Common stock held by subsidiary	-	-	-	-	-
Unearned compensation	-	-	-	-	-
Accumulated earnings (deficit)	(12)	5	(17)	(12)	(5)
Accumulated other comprehensive loss	-	-	-	-	-

Total common shareholders' equity	-	(1)	1	1	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$(1)	$1	$1	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Reclassifications	Subtotal	PG&E Corporation	Total Subsidiaries

Balance at December 31, 2003	$(1,458)	$(1,684)	$226	$(1,458)	$1,684
Net income (loss)	4,504	(3,959)	8,463	4,504	3,959
Other	(183)	-	(183)	(183)	-

Balance at December 31, 2004	$2,863	$(5,643)	$8,506	$2,863	$5,643

	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC

Balance at December 31, 2003	$1,706	$-	$-	$-	$-
Net income (loss)	3,961	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$5,667	$-	$-	$-	$-

	PG&E National Energy Group, LLC	PG&E Ventures, LLC (Consolidated)

Balance at December 31, 2003	$-	$(22)
Net income (loss)	-	(2)
Other	-	-

Balance at December 31, 2004	$-	$(24)

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Subtotal	PG&E Ventures, LLC	PG&E Telecom LLC (Consolidated)

Balance at December 31, 2003	$(22)	$21	$(43)	$(22)	$(11)
Net income (loss)	(2)	2	(4)	(2)	-
Other	-	-	-	-	-

Balance at December 31, 2004	$(24)	$23	$(47)	$(24)	$(11)

Pacific Venture Capital, LLC (Consolidated)

Balance at December 31, 2003	$(10)
Net income (loss)	(2)
Other	-

Balance at December 31, 2004	$(12)

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Subtotal	PG&E Telecom, LLC	PG&E Capital, LLC

Balance at December 31, 2003	$(11)	$-	$(11)	$(11)	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$(11)	$-	$(11)	$(11)	$-

PG&E Telecom Holdings, LLC

Balance at December 31, 2003	$-
Net income (loss)	-
Other	-

Balance at December 31, 2004	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Subtotal	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC

Balance at December 31, 2003	$(10)	$3	$(13)	$(10)	$(3)
Net income (loss)	(2)	2	(4)	(2)	(2)
Other	-	-	-	-	-

Balance at December 31, 2004	$(12)	$5	$(17)	$(12)	$(5)

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Subtotal	Pacific Gas and Electric Company

Operating Revenues
Electric	$7,867	$-	$7,867	$7,867
Natural gas	3,213	(1)	3,214	3,213

Total operating revenues	11,080	(1)	11,081	11,080

Operating Expenses
Cost of electricity	2,770	-	2,770	2,770
Cost of natural gas	1,724	-	1,724	1,724
Operating and maintenance	2,842	(1)	2,843	2,805
Recognition of regulatory assets	(4,900)	-	(4,900)	(4,900)
Depreciation, amortization and decommissioning	1,494	-	1,494	1,493
Reorganization professional fees and expenses	6	-	6	6

Total operating expenses	3,936	(1)	3,937	3,898

Operating Income (Loss)	7,144	-	7,144	7,182
Reorganization interest income	8	-	8	8
Interest income	42	(187)	229	67
Interest expense	(667)	187	(854)	(759)
Equity in earnings of subsidiaries	-	(27)	27	27
Other income (expense), net	16	-	16	18

Income (Loss) Before Income Taxes	6,543	(27)	6,570	6,543
Income tax provision	2,561	-	2,561	2,561

Net Income (Loss)	3,982	(27)	4,009	3,982
Preferred stock dividend requirement	21	-	21	21

Income Available for (Loss Allocated to) Common Stock	$3,961	$(27)	$3,988	$3,961

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Total Subsidiaries	Natural Gas Corporation of California (Consolidated)	Pacific Energy Fuels Company (Consolidated)	Pacific Gas Properties Company (Consolidated)

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	1	-	-	-

Total operating revenues	1	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	38	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	1	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	39	-	-	-

Operating Income (Loss)	(38)	-	-	-
Reorganization interest income	-	-	-	-
Interest income	162	-	-	-
Interest expense	(95)	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	(2)	-	-	-

Income (Loss) Before Income Taxes	27	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	27	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$27	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Standard Pacific Gas Line Incorporated	Calaska Energy Company	Pacific Conservation Services Company	Eureka Energy Company

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	1	-	-	-

Total operating revenues	1	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	1	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	1	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	2	-	-	-

Operating Income (Loss)	(1)	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	(1)	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	(1)	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$(1)	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC

Operating Revenues
Electric	$-	$-	$-
Natural gas	-	-	-

Total operating revenues	-	-	-

Operating Expenses
Cost of electricity	-	-	-
Cost of natural gas	-	-	-
Operating and maintenance	3	-	-
Recognition of regulatory assets	-	-	-
Depreciation, amortization and decommissioning	-	-	-
Reorganization professional fees and expenses	-	-	-

Total operating expenses	3	-	-

Operating Income (Loss)	(3)	-	-
Reorganization interest income	-	-	-
Interest income	80	1	-
Interest expense	(69)	-	-
Equity in earnings of subsidiaries	-	-	-
Other income (expense), net	-	-	-

Income (Loss) Before Income Taxes	8	1	-
Income tax provision	-	-	-

Net Income (Loss)	8	1	-
Preferred stock dividend requirement	-	-	-

Income Available for (Loss Allocated to) Common Stock	$8	$1	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)

Operating Revenues
Electric	$-	$-
Natural gas	-	-

Total operating revenues	-	-

Operating Expenses
Cost of electricity	-	-
Cost of natural gas	-	-
Operating and maintenance	-	-
Recognition of regulatory assets	-	-
Depreciation, amortization and decommissioning	-	-
Reorganization professional fees and expenses	-	-

Total operating expenses	-	-

Operating Income (Loss)	-	-
Reorganization interest income	-	-
Interest income	-	-
Interest expense	-	-
Equity in earnings of subsidiaries	-	-
Other income (expense), net	-	-

Income (Loss) Before Income Taxes	-	-
Income tax provision	-	-

Net Income (Loss)	-	-
Preferred stock dividend requirement	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
`CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Accounts Receivable Company, LLC	PG&E Energy Recovery Funding, LLC	Pacific Gas and Electric Housing Fund Partnership, L.P.

Operating Revenues
Electric	$-	$-	$-
Natural gas	-	-	-

Total operating revenues	-	-	-

Operating Expenses
Cost of electricity	-	-	-
Cost of natural gas	-	-	-
Operating and maintenance	34	-	-
Recognition of regulatory assets	-	-	-
Depreciation, amortization and decommissioning	-	-	-
Reorganization professional fees and expenses	-	-	-

Total operating expenses	34	-	-

Operating Income (Loss)	(34)	-	-
Reorganization interest income	-	-	-
Interest income	81	-	-
Interest expense	(26)	-	-
Equity in earnings of subsidiaries	-	-	-
Other income (expense), net	-	-	(2)

Income (Loss) Before Income Taxes	21	-	(2)
Income tax provision	-	-	-

Net Income (Loss)	21	-	(2)
Preferred stock dividend requirement	-	-	-

Income Available for (Loss Allocated to) Common Stock	$21	$-	$(2)

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Natural Gas Corporation of California (Consolidated)	Eliminations	Subtotal	Natural Gas Corporation of California

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Total Subsidiaries	NGC Production Company	Alaska Gas Exploration Associates

Operating Revenues
Electric	$-	$-	$-
Natural gas	-	-	-

Total operating revenues	-	-	-

Operating Expenses
Cost of electricity	-	-	-
Cost of natural gas	-	-	-
Operating and maintenance	-	-	-
Recognition of regulatory assets	-	-	-
Depreciation, amortization and decommissioning	-	-	-
Reorganization professional fees and expenses	-	-	-

Total operating expenses	-	-	-

Operating Income (Loss)	-	-	-
Reorganization interest income	-	-	-
Interest income	-	-	-
Interest expense	-	-	-
Equity in earnings of subsidiaries	-	-	-
Other income (expense), net	-	-	-

Income (Loss) Before Income Taxes	-	-	-
Income tax provision	-	-	-

Net Income (Loss)	-	-	-
Preferred stock dividend requirement	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Energy Fuels Company (Consolidated)	Eliminations	Subtotal	Pacific Energy Fuels Company

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
Fuelco LLC

Operating Revenues
Electric	$-
Natural gas	-

Total operating revenues	-

Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Recognition of regulatory assets	-
Depreciation, amortization and decommissioning	-
Reorganization professional fees and expenses	-

Total operating expenses	-

Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	-

Income (Loss) Before Income Taxes	-
Income tax provision	-

Net Income (Loss)	-
Preferred stock dividend requirement	-

Income Available for (Loss Allocated to) Common Stock	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas Properties Company (Consolidated)	Eliminations	Subtotal	Pacific Gas Properties Company

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
Pacific Properties

Operating Revenues
Electric	$-
Natural gas	-

Total operating revenues	-

Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Recognition of regulatory assets	-
Depreciation, amortization and decommissioning	-
Reorganization professional fees and expenses	-

Total operating expenses	-

Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	-

Income (Loss) Before Income Taxes	-
Income tax provision	-

Net Income (Loss)	-
Preferred stock dividend requirement	-

Income Available for (Loss Allocated to) Common Stock	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Subtotal	Newco Energy Corporation

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Total Subsidiaries	ETrans LLC	GTrans LLC	TES LLC	Electric Generation LLC (Consolidated)

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Recognition of regulatory assets	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	-	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision	-	-	-	-	-

Net Income (Loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Subtotal	Electric Generation LLC	Total Subsidiaries

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Recognition of regulatory assets	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	-	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision	-	-	-	-	-

Net Income (Loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Crane Valley Project LLC	DeSabla- Centerville Project LLC	Diablo Canyon LLC	Drum-Spaulding Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Haas-Kings River Project LLC	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC	Narrows Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Recognition of regulatory assets	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions)
(unaudited)
Upper NF Feather River Project LLC

Operating Revenues
Electric	$-
Natural gas	-

Total operating revenues	-

Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Recognition of regulatory assets	-
Depreciation, amortization and decommissioning	-
Reorganization professional fees and expenses	-

Total operating expenses	-

Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	-

Income (Loss) Before Income Taxes	-
Income tax provision	-

Net Income (Loss)	-
Preferred stock dividend requirement	-

Income Available for (Loss Allocated to) Common Stock	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Subtotal	Pacific Gas and Electric Company	Total Subsidiaries

ASSETS
Current Assets
Cash and cash equivalents	$783	$-	$783	$764	$19
Restricted cash	1,980	-	1,980	1,886	94
Accounts receivable:
Customers	2,085	1	2,084	964	1,120
Related parties	2	(1,860)	1,862	1,032	830
Regulatory balancing accounts	1,021	-	1,021	1,021	-
Inventories:
Gas stored underground	175	-	175	175	-
Materials and supplies	129	-	129	129	-
Prepaid expenses and other	43	-	43	43	-

Total current assets	6,218	(1,859)	8,077	6,014	2,063

Property, Plant and Equipment
Electric	21,519	(66)	21,585	21,585	-
Gas	8,526	-	8,526	8,496	30
Construction work in progress	449	-	449	449	-

Total property, plant and equipment	30,494	(66)	30,560	30,530	30
Accumulated depreciation	(11,507)	23	(11,530)	(11,519)	(11)

Net property, plant and equipment	18,987	(43)	19,030	19,011	19

Other Noncurrent Assets
Investments in subsidiaries	-	(684)	684	684	-
Regulatory assets	6,526	-	6,526	6,526	-
Nuclear decommissioning funds	1,629	-	1,629	1,629	-
Other	942	(432)	1,374	860	514

Total other noncurrent assets	9,097	(1,116)	10,213	9,699	514

TOTAL ASSETS	$34,302	$(3,018)	$37,320	$34,724	$2,596

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Subtotal	Pacific Gas and Electric Company	Total Subsidiaries

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$300	$-	$300	$300	$-
Long-term debt, classified as current	757	-	757	754	3
Current portion of rate reduction bonds	290	-	290	-	290
Accounts payable:
Trade creditors	762	-	762	762	-
Disputed claims	2,142	-	2,142	2,142	-
Related parties	20	(1,860)	1,880	853	1,027
Regulatory balancing accounts	369	-	369	369	-
Other	337	3	334	327	7
Interest payable	461	-	461	460	1
Income taxes payable	102	-	102	103	(1)
Deferred income taxes	377	-	377	377	-
Other	869	(2)	871	871	-

Total current liabilities	6,786	(1,859)	8,645	7,318	1,327

Noncurrent Liabilities
Long-term debt	7,043	(29)	7,072	7,042	30
Rate reduction bonds	580	-	580	-	580
Regulatory liabilities	4,035	-	4,035	4,035	-
Asset retirement obligations	1,301	-	1,301	1,301	-
Deferred income taxes	3,629	-	3,629	3,629	-
Deferred tax credits	121	-	121	121	-
Preferred stock with mandatory redemption provisions	122	-	122	122	-
Other	1,555	4	1,551	1,551	-

Total noncurrent liabilities	18,386	(25)	18,411	17,801	610

Commitments and Contingencies					-
Shareholders' Equity
Nonredeemable preferred stock	145	-	145	145	-
Redeemable preferred stock	149	-	149	149	-
Common stock	1,606	-	1,606	1,606	-
Common stock held by subsidiary, at cost	(475)	(475)	-	-	-
Additional paid-in capital	2,041	(635)	2,676	2,041	635
Reinvested earnings	5,667	(24)	5,691	5,667	24
Accumulated other comprehensive loss	(3)	-	(3)	(3)	-

Total shareholders' equity	9,130	(1,134)	10,264	9,605	659

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,302	$(3,018)	$37,320	$34,724	$2,596

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Natural Gas Corporation of California (Consolidated)	Pacific Energy Fuels Company (Consolidated)	Pacific Gas Properties Company (Consolidated)	Standard Pacific Gas Line Incorporated

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$1
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	7	-	-	1
Regulatory balancing accounts	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-
Materials and supplies	-	-	-	-
Prepaid expenses and other	-	-	-	-

Total current assets	7	-	-	2

Property, Plant and Equipment
Electric	-	-	-	-
Gas	-	-	-	30
Construction work in progress	-	-	-	-

Total property, plant and equipment	-	-	-	30
Accumulated depreciation	-	-	-	(11)

Net property, plant and equipment	-	-	-	19

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Regulatory assets	-	-	-	-
Nuclear decommissioning funds	-	-	-	-
Other	-	-	-	-

Total other noncurrent assets	-	-	-	-

TOTAL ASSETS	$7	$-	$-	$21

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Natural Gas Corporation of California (Consolidated)	Pacific Energy Fuels Company (Consolidated)	Pacific Gas Properties Company (Consolidated)	Standard Pacific Gas Line Incorporated

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-
Disputed claims	-	-	-	-
Related parties	-	-	10	-
Regulatory balancing accounts	-	-	-	-
Other	-	-	-	-
Interest payable	-	-	-	-
Income taxes payable	-	-	-	(1)
Deferred income taxes	-	-	-	-
Other	-	-	-	-

Total current liabilities	-	-	10	(1)

Noncurrent Liabilities
Long-term debt	-	-	-	28
Rate reduction bonds	-	-	-	-
Regulatory liabilities	-	-	-	-
Asset retirement obligations	-	-	-	-
Deferred income taxes	-	-	-	-
Deferred tax credits	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-
Other	-	-	-	-

Total noncurrent liabilities	-	-	-	28

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-
Redeemable preferred stock	-	-	-	-
Common stock	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-
Additional paid-in capital	11	-	-	12
Reinvested earnings	(4)	-	(10)	(18)
Accumulated other comprehensive loss	-	-	-	-

Total shareholders' equity	7	-	(10)	(6)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$7	$-	$-	$21

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Calaska Energy Company	Pacific Conservation Services Company

ASSETS
Current Assets
Cash and cash equivalents	$-	$-
Restricted cash	-	-
Accounts receivable:
Customers	-	-
Related parties	-	-
Regulatory balancing accounts	-	-
Inventories:
Gas stored underground	-	-
Materials and supplies	-	-
Prepaid expenses and other	-	-

Total current assets	-	-

Property, Plant and Equipment
Electric	-	-
Gas	-	-
Construction work in progress	-	-

Total property, plant and equipment	-	-
Accumulated depreciation	-	-

Net property, plant and equipment	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-
Regulatory assets	-	-
Nuclear decommissioning funds	-	-
Other	-	-

Total other noncurrent assets	-	-

TOTAL ASSETS	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Calaska Energy Company	Pacific Conservation Services Company

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-
Long-term debt, classified as current	-	-
Current portion of rate reduction bonds	-	-
Accounts payable:
Trade creditors	-	-
Disputed claims	-	-
Related parties	1	-
Regulatory balancing accounts	-	-
Other	-	-
Interest payable	-	-
Income taxes payable	-	-
Deferred income taxes	-	-
Other	-	-

Total current liabilities	1	-

Noncurrent Liabilities
Long-term debt	-	-
Rate reduction bonds	-	-
Regulatory liabilities	-	-
Asset retirement obligations	-	-
Deferred income taxes	-	-
Deferred tax credits	-	-
Preferred stock with mandatory redemption provisions	-	-
Other	-	-

Total noncurrent liabilities	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-
Redeemable preferred stock	-	-
Common stock	-	-
Common stock held by subsidiary, at cost	-	-
Additional paid-in capital	17	-
Reinvested earnings	(18)	-
Accumulated other comprehensive loss	-	-

Total shareholders' equity	(1)	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC

ASSETS
Current Assets
Cash and cash equivalents	$2	$16	$-	$-
Restricted cash	-	94	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	-	822	-	-
Regulatory balancing accounts	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-
Materials and supplies	-	-	-	-
Prepaid expenses and other	-	-	-	-

Total current assets	2	932		-

Property, Plant and Equipment
Electric	-	-	-	-
Gas	-	-	-	-
Construction work in progress	-	-	-	-

Total property, plant and equipment	-	-	-	-
Accumulated depreciation	-	-	-	-

Net property, plant and equipment	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Regulatory assets	-	-	-	-
Nuclear decommissioning funds	-	-	-	-
Other	4	2	475	-

Total other noncurrent assets	4	2	475	-

TOTAL ASSETS	$6	$934	$475	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-
Current portion of rate reduction bonds	-	290	-	-
Accounts payable:
Trade creditors	-	-	-	-
Disputed claims	-	-	-	-
Related parties	2	-	-	-
Regulatory balancing accounts	-	-	-	-
Other	-	-	-	-
Interest payable	-	1	-	-
Income taxes payable	-	-	-	-
Deferred income taxes	-	-	-	-
Other	-	-	-	-

Total current liabilities	2	291	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-
Rate reduction bonds	-	580	-	-
Regulatory liabilities	-	-	-	-
Asset retirement obligations	-	-	-	-
Deferred income taxes	-	-	-	-
Deferred tax credits	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-
Other	-	-	-	-

Total noncurrent liabilities	-	580	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-
Redeemable preferred stock	-	-	-	-
Common stock	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-
Additional paid-in capital	4	25	475	-
Reinvested earnings	-	38	-	-
Accumulated other comprehensive loss	-	-	-	-

Total shareholders' equity	4	63	475	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6	$934	$475	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$-	$-
Restricted cash	-	-
Accounts receivable:
Customers	-	-
Related parties	-	-
Regulatory balancing accounts	-	-
Inventories:
Gas stored underground	-	-
Materials and supplies	-	-
Prepaid expenses and other	-	-

Total current assets	-	-

Property, Plant and Equipment
Electric	-	-
Gas	-	-
Construction work in progress	-	-

Total property, plant and equipment	-	-
Accumulated depreciation	-	-

Net property, plant and equipment	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-
Regulatory assets	-	-
Nuclear decommissioning funds	-	-
Other	-	-

Total other noncurrent assets	-	-

TOTAL ASSETS	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-
Long-term debt, classified as current	-	-
Current portion of rate reduction bonds	-	-
Accounts payable:
Trade creditors	-	-
Disputed claims	-	-
Related parties	-	-
Regulatory balancing accounts	-	-
Other	-	-
Interest payable	-	-
Income taxes payable	-	-
Deferred income taxes	-	-
Other	-	-

Total current liabilities	-	-

Noncurrent Liabilities
Long-term debt	-	-
Rate reduction bonds	-	-
Regulatory liabilities	-	-
Asset retirement obligations	-	-
Deferred income taxes	-	-
Deferred tax credits	-	-
Preferred stock with mandatory redemption provisions	-	-
Other	-	-

Total noncurrent liabilities	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-
Redeemable preferred stock	-	-
Common stock	-	-
Common stock held by subsidiary, at cost	-	-
Additional paid-in capital	-	-
Reinvested earnings	-	-
Accumulated other comprehensive loss	-	-

Total shareholders' equity	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Accounts Receivable Company, LLC	PG&E Energy Recovery Funding, LLC	Pacific Gas and Electric Housing Fund Partnership, L.P.

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-
Restricted cash	-	-	-
Accounts receivable:
Customers	1,120	-	-
Related parties	-	-	-
Regulatory balancing accounts	-	-	-
Inventories:
Gas stored underground	-	-	-
Materials and supplies	-	-	-
Prepaid expenses and other	-	-	-

Total current assets	1,120	-	-

Property, Plant and Equipment
Electric	-	-	-
Gas	-	-	-
Construction work in progress	-	-	-

Total property, plant and equipment	-	-	-
Accumulated depreciation	-	-	-

Net property, plant and equipment	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-
Regulatory assets	-	-	-
Nuclear decommissioning funds	-	-	-
Other	3	3	27

Total other noncurrent assets	3	3	27

TOTAL ASSETS	$1,123	$3	$27

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	PG&E Accounts Receivable Company, LLC	PG&E Energy Recovery Funding, LLC	Pacific Gas and Electric Housing Fund Partnership, L.P.

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-
Long-term debt, classified as current	-	-	3
Current portion of rate reduction bonds	-	-	-
Accounts payable:
Trade creditors	-	-	-
Disputed claims	-	-	-
Related parties	1,011	3	-
Regulatory balancing accounts	-	-	-
Other	-	-	7
Interest payable	-	-	-
Income taxes payable	-	-	-
Deferred income taxes	-	-	-
Other	-	-	-

Total current liabilities	1,011	3	10

Noncurrent Liabilities
Long-term debt	-	-	2
Rate reduction bonds	-	-	-
Regulatory liabilities	-	-	-
Asset retirement obligations	-	-	-
Deferred income taxes	-	-	-
Deferred tax credits	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-
Other	-	-	-

Total noncurrent liabilities	-	-	2

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-
Redeemable preferred stock	-	-	-
Common stock	-	-	-
Common stock held by subsidiary, at cost	-	-	-
Additional paid-in capital	91	-	-
Reinvested earnings	21	-	15
Accumulated other comprehensive loss	-	-	-

Total shareholders' equity	112	-	15

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,123	$3	$27

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Natural Gas Corporations of California (Consolidated)	Eliminations	Subtotal	Natural Gas Corporations of California	Total Subsidiaries

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	7	-	-	7	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	7	-	-	7	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$7	$-	$-	$7	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Natural Gas Corporations of California (Consolidated)	Eliminations	Subtotal	Natural Gas Corporations of California	Total Subsidiaries

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	11	-	-	11	-
Reinvested earnings	(4)	-	-	(4)	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	7	-	-	7	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$7	$-	$-	$7	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	NGC Production Company	Alaska Gas Exploration Associates

ASSETS
Current Assets
Cash and cash equivalents	$-	$-
Restricted cash	-	-
Accounts receivable:
Customers	-	-
Related parties	-	-
Regulatory balancing accounts	-	-
Inventories:
Gas stored underground	-	-
Materials and supplies	-	-
Prepaid expenses and other	-	-

Total current assets	-	-

Property, Plant and Equipment
Electric	-	-
Gas	-	-
Construction work in progress	-	-

Total property, plant and equipment	-	-
Accumulated depreciation	-	-

Net property, plant and equipment	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-
Regulatory assets	-	-
Nuclear decommissioning funds	-	-
Other	-	-

Total other noncurrent assets	-	-

TOTAL ASSETS	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	NGC Production Company	Alaska Gas Exploration Associates

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-
Long-term debt, classified as current	-	-
Current portion of rate reduction bonds	-	-
Accounts payable:
Trade creditors	-	-
Disputed claims	-	-
Related parties	-	-
Regulatory balancing accounts	-	-
Other	-	-
Interest payable	-	-
Income taxes payable	-	-
Deferred income taxes	-	-
Other	-	-

Total current liabilities	-	-

Noncurrent Liabilities
Long-term debt	-	-
Rate reduction bonds	-	-
Regulatory liabilities	-	-
Asset retirement obligations	-	-
Deferred income taxes	-	-
Deferred tax credits	-	-
Preferred stock with mandatory redemption provisions	-	-
Other	-	-

Total noncurrent liabilities	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-
Redeemable preferred stock	-	-
Common stock	-	-
Common stock held by subsidiary, at cost	-	-
Additional paid-in capital	-	-
Reinvested earnings	-	-
Accumulated other comprehensive loss	-	-

Total shareholders' equity	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Energy Fuels Company (Consolidated)	Eliminations	Subtotal	Pacific Energy Fuels Company	Fuelco LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Energy Fuels Company (Consolidated)	Eliminations	Subtotal	Pacific Energy Fuels Company	Fuelco LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas Properties Company (Consolidated)	Eliminations	Subtotal	Pacific Gas Properties Company	Pacific Properties

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas Properties Company (Consolidated)	Eliminations	Subtotal	Pacific Gas Properties Company	Pacific Properties

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Subtotal	Newco Energy Corporation	Total Subsidiaries

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Subtotal	Newco Energy Corporation	Total Subsidiaries

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	ETrans LLC	GTrans LLC	TES LLC	Electric Generation LLC (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-
Materials and supplies	-	-	-	-
Prepaid expenses and other	-	-	-	-

Total current assets	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-
Gas	-	-	-	-
Construction work in progress	-	-	-	-

Total property, plant and equipment	-	-	-	-
Accumulated depreciation	-	-	-	-

Net property, plant and equipment	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Regulatory assets	-	-	-	-
Nuclear decommissioning funds	-	-	-	-
Other	-	-	-	-

Total other noncurrent assets	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	ETrans LLC	GTrans LLC	TES LLC	Electric Generation LLC (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-
Disputed claims	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Other	-	-	-	-
Interest payable	-	-	-	-
Income taxes payable	-	-	-	-
Deferred income taxes	-	-	-	-
Other	-	-	-	-

Total current liabilities	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-
Rate reduction bonds	-	-	-	-
Regulatory liabilities	-	-	-	-
Asset retirement obligations	-	-	-	-
Deferred income taxes	-	-	-	-
Deferred tax credits	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-
Other	-	-	-	-

Total noncurrent liabilities	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-
Redeemable preferred stock	-	-	-	-
Common stock	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-
Additional paid-in capital	-	-	-	-
Reinvested earnings	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-

Total shareholders' equity	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Subtotal	Electric Generation LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-
Materials and supplies	-	-	-	-
Prepaid expenses and other	-	-	-	-

Total current assets	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-
Gas	-	-	-	-
Construction work in progress	-	-	-	-

Total property, plant and equipment	-	-	-	-
Accumulated depreciation	-	-	-	-

Net property, plant and equipment	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Regulatory assets	-	-	-	-
Nuclear decommissioning funds	-	-	-	-
Other	-	-	-	-

Total other noncurrent assets	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Subtotal	Electric Generation LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-
Disputed claims	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Other	-	-	-	-
Interest payable	-	-	-	-
Income taxes payable	-	-	-	-
Deferred income taxes	-	-	-	-
Other	-	-	-	-

Total current liabilities	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-
Rate reduction bonds	-	-	-	-
Regulatory liabilities	-	-	-	-
Asset retirement obligations	-	-	-	-
Deferred income taxes	-	-	-	-
Deferred tax credits	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-
Other	-	-	-	-

Total noncurrent liabilities	-	-	-	-

Total liabilities subject to compromise	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-
Redeemable preferred stock	-	-	-	-
Common stock	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-
Additional paid-in capital	-	-	-	-
Reinvested earnings	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-

Total shareholders' equity	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Total Subsidiaries	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Total Subsidiaries	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Crane Valley Project LLC	DeSabla- Centerville Project LLC	Diablo Canyon LLC	Drum- Spaulding Project LLC	Haas-Kings River Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Crane Valley Project LLC	DeSabla- Centerville Project LLC	Diablo Canyon LLC	Drum- Spaulding Project LLC	Haas-Kings River Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Narrows Project LLC	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Narrows Project LLC	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC	Upper NF Feather River Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC	Upper NF Feather River Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$-	$-	$-	$-
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Disputed claims	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Commitments and Contingencies
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Reclassifications	Subtotal	Pacific Gas and Electric Company	Total Subsidiaries

Balance at December 31, 2003	$1,706	$78	$1,628	$1,674	$(46)
Net income (loss)	3,982	(27)	4,009	3,982	27
Other	(21)	(75)	54	11	43

Balance at December 31, 2004	$5,667	$(24)	$5,691	$5,667	$24

	Natural Gas Corporation of California (Consolidated)	Pacific Energy Fuels Company (Consolidated)	Pacific Gas Properties Company (Consolidated)

Balance at December 31, 2003	$(4)	$-	$(10)
Net income (loss)	-	-	-
Other	-	-	-

Balance at December 31, 2004	$(4)	$-	$(10)

	Standard Pacific Gas Line Incorporated	Calaska Energy Company	Pacific Conservation Services Company

Balance at December 31, 2003	$(18)	$(18)	$-
Net income (loss)	(1)	-	-
Other	1	-	-

Balance at December 31, 2004	$(18)	$(18)	$-

	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC

Balance at December 31, 2003	$-	$29	$(25)	$-
Net income (loss)	-	8	1	-
Other	-	1	24	-

Balance at December 31, 2004	$-	$38	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)	PG&E Accounts Receivable Company, LLC

Balance at December 31, 2003	$-	$-	$-
Net income (loss)	-	-	21
Other	-	-	-

Balance at December 31, 2004	$-	$-	$21

	PG&E Energy Recovery Funding, LLC	Pacific Gas and Electric Housing Fund Partnership, L.P.

Balance at December 31, 2003	$-	$-
Net income (loss)	-	(2)
Other	-	17

Balance at December 31, 2004	$-	$15

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Natural Gas Corporation of California (Consolidated)	Eliminations	Subtotal	Natural Gas Corporation of California	Total Subsidiaries

Balance at December 31, 2003	$(4)	$-	$-	$(4)	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$(4)	$-	$-	$(4)	$-

	NGC Production Company	Alaska Gas Exploration Associates

Balance at December 31, 2003	$-	$-
Net income (loss)	-	-
Other	-	-

Balance at December 31, 2004	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Energy Fuels Company (Consolidated)	Eliminations	Subtotal	Pacific Energy Fuels Company	Fuelco LLC

Balance at December 31, 2003	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Pacific Gas Properties Company (Consolidated)	Eliminations	Subtotal	Pacific Gas Properties Company	Pacific Properties

Balance at December 31, 2003	$(10)	$-	$-	$(10)	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$(10)	$-	$-	$(10)	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Subtotal	Newco Energy Corporation	Total Subsidiaries

Balance at December 31, 2003	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-	$-

	ETrans LLC	GTrans LLC	TES, LLC	Electric Generation LLC (Consolidated)

Balance at December 31, 2003	$-	$-	$-	$-
Net income (loss)	-	-	-	-
Other	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Subtotal	Electric Generation LLC	Total Subsidiaries

Balance at December 31, 2003	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-	$-

	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC	Crane Valley Project LLC

Balance at December 31, 2003	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-	$-

	DeSabla- Centerville Project LLC	Diablo Canyon LLC	Drum- Spaulding Project LLC	Haas-Kings River Project LLC	Hamilton Branch Project LLC

Balance at December 31, 2003	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-	$-

	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC

Balance at December 31, 2003	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2004
(in millions)
(unaudited)
	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC	Narrows Project LLC

Balance at December 31, 2003	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-	$-

	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC	Potter Valley Project LLC

Balance at December 31, 2003	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-	$-

	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC	Upper NF Feather River Project LLC

Balance at December 31, 2003	$-	$-	$-	$-
Net income (loss)	-	-	-	-
Other	-	-	-	-

Balance at December 31, 2004	$-	$-	$-	$-